UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2010

OMNICOM GROUP INC.
(Exact name of registrant as specified in its charter)

New York	1-10551	13-1514814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

437 Madison Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On June 21, 2010, pursuant to the consent solicitation statement dated as of June 10, 2010, Omnicom Group Inc. (“Omnicom”), Omnicom Capital Inc. (“OCI”), Omnicom Finance Inc. (“OFI” and, together with Omnicom and OCI, the “Issuers”) and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) entered into a Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) to the Indenture, dated as of June 10, 2003, between Omnicom and the Trustee (as successor to JPMorgan Chase Bank), as amended by the First Supplemental Indenture, dated as of November 5, 2003, among the Issuers and the Trustee, the Second Supplemental Indenture, dated as of November 4, 2004, among the Issuers and the Trustee, the Third Supplemental Indenture, dated as of November 10, 2004, among the Issuers and the Trustee, the Fourth Supplemental Indenture, dated as of June 30, 2006, among the Issuers and the Trustee and the Fifth Supplemental Indenture, dated as of June 8, 2010, among the Issuers and the Trustee (as so amended, the “Indenture”) relating to the Issuers’ Zero Coupon Zero Yield Convertible Notes due 2038 (the “Notes”).

     Pursuant to the Sixth Supplemental Indenture, which is binding on all holders of the Notes that consented to the amendments, (i) consenting noteholders waived their right to contingent cash interest, if payable, from December 15, 2010 through and including December 15, 2013 and (ii) the Issuers waived their right to redeem the Notes prior to June 17, 2013. Holders of $398,215,000 aggregate principal amount of Notes consented to the foregoing amendments and, accordingly, are bound by the Sixth Supplemental Indenture. Pursuant to the Issuer’s Consent Solicitation Statement, dated June 10, 2010, holders of the remaining $8,407,000 aggregate principal amount of Notes may consent to, and therefore be bound by, the amendments, on or prior to the close of business on July 9, 2010.

     The description of the Sixth Supplemental Indenture is not complete and is qualified in its entirety by the full text of the Sixth Supplemental Indenture attached hereto as Exhibit 10.1.

Item 8.01 Other Events.

     In accordance with the terms of the Indenture, holders of $197,040,000 aggregate principal amount of the Notes had put their Notes to the Issuers for purchase at par. Accordingly, on June 21, 2010, the Issuers purchased and retired $60,790,000 aggregate principal amount of Notes that were put. An unaffiliated Purchase Party (as defined in the Indenture) purchased the remaining $136,250,000 aggregate principal amount of Notes that were put. In accordance with the provisions of the Indenture, the Notes purchased by the Issuers will be cancelled and the Notes purchased by the Purchase Party (as defined in the Indenture) will remain outstanding.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit
Number	Description
10.1	Sixth Supplemental Indenture to the Indenture, dated June 21, 2010.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICOM GROUP INC.

By:	/s/ Philip J. Angelastro

	Name:	Philip J. Angelastro
	Title:	Senior Vice President Finance and
Controller

Date: June 22, 2010

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Sixth Supplemental Indenture to the Indenture, dated June 21, 2010.